Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
May 31, 2000



Expected B Maturity 9/15/05


Blended Coupon 6.2785%


Excess Protection Level
3 Month Average   5.86%
May, 2000   6.23%
April, 2000   5.52%
March, 2000   5.84%


Cash Yield19.36%


Investor Charge Offs 4.66%


Base Rate 8.47%


Over 30 Day Delinquency 4.70%


Seller's Interest 9.50%


Total Payment Rate14.38%


Total Principal Balance$52,496,626,963.52


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,987,826,445.03